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                                                                    Exhibit 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 29, 1999 in the Registration Statement (Form S-
4) and related Prospectus of Catalytica, Inc. for the registration of 4,496,487 shares of its common stock.


                                          /s/ Ernst & Young LLP
San Jose, California
August 4, 1999